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                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1999 in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-62985) and related Prospectus of pcOrder.com, Inc. for the registration of shares of its common stock.


                                          /s/ Ernst & Young LLP
Austin, Texas

February 23, 1999